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                                                                    EXHIBIT 23.1
                                                                    ------------


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 23, 1996 appearing on page 21 of TelCom Semiconductor Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 1995.



PRICE WATERHOUSE LLP

San Jose, California
August 8, 1996